FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, S.C.  20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2009

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

University Centre 1, Suite 200 1300 South University Drive Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3—Securities and Trading Markets

Item 3.03    Material Modification to Rights of Security Holders.

On January 7, 2009, the Rights Agreement dated, January 7, 1999 between AZZ incorporated (the “Company”) and Harris Trust and Savings Bank, as Rights Agent, expired by its own terms. The Board of Directors of the Company determined not to extend the term of the Rights Agreement. Accordingly, as of January 7, 2009, the Company does not have a “poison pill” or shareholder rights plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
DATE: 1/19/2009	By: /s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer